Prospectus Supplement

227176 7/05

dated July 20, 2005 to:

PUTNAM VISTA FUND

Prospectuses dated November 30, 2004

The second paragraph and table under the heading “Who manages the fund?” is replaced with the following:

Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Mid-Cap Growth Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team’s management of the fund’s portfolio.  Their experience as investment professionals over the last five years is shown. The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Leader	Since	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Kevin Divney	2003	Putnam Management 1997 – Present	Chief Investment Officer, Mid Cap Growth Team Previously, Sr. Portfolio Manager; Portfolio Manager	over $100,000
Portfolio Member	Since	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Brian DeChristopher	2005	Putnam Management 1999 – Present	Analyst	N/A

N/A indicates the individual was not a Portfolio Member as of 9/30/04.

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